UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2024

Olo Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40213	20-2971562
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hudson Street 10th Floor New York, NY		10013
(Address of Principal Executive Offices)		(Zip Code)
(212) 260-0895
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	OLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operations and Financial Condition.
On May 7, 2024, Olo Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
Information in this Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events.

Stock Buyback Program

On April 30, 2024, the board of directors of the Company (the “Board”) authorized and approved a stock buyback program (the “Stock Buyback Program”), pursuant to which the Company may repurchase up to $100 million of the currently outstanding shares of the Company’s Class A common stock (the “Class A Common Stock”). Under the Stock Buyback Program, the Company intends to repurchase the Class A Common Stock on a discretionary basis from time to time through open market repurchases, privately negotiated transactions, block purchases, or other means, and such repurchases will be structured to occur in accordance with applicable federal securities laws, including within the requirements of Rule 10b-18 under the Exchange Act. The Company also intends, from time to time, to enter into Rule 10b5-1 plans to facilitate repurchases of its shares under this authorization.

The timing and actual number of shares repurchased, if any, will be determined by the Board or a committee established by the Board, depending on a variety of factors, including the Class A Common Stock price, trading volume, market conditions, the Company’s cash flow and liquidity profile, the capital needs of the business, and other considerations. The Stock Buyback Program does not obligate the Company to repurchase any specific dollar amount or acquire any specific number of shares. The Company expects to fund repurchases pursuant to the Stock Buyback Program with existing cash on hand. The Stock Buyback Program has no expiration date and may be modified, suspended, or terminated at any time by the Board at its discretion. Information regarding repurchases will be available in the Company’s periodic reports on Forms 10-Q and 10-K filed with the Securities and Exchange Commission as required by the applicable rules of the Exchange Act.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the amount, timing, and sources of funding for the Stock Buyback Program. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements, including, but not limited to, risks relating to the fact that common stock repurchases may not be conducted in the timeframe or in the manner the Company expects, or at all, and the important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and its other filings with the SEC. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Form 8-K. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause its views to change.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.         Description
99.1             Press Release, dated May 7, 2024, issued by Olo Inc.
104            Cover Page Interactive Data File (embedded within the inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Olo Inc.
Dated: May 7, 2024

By:	/s/ Noah H. Glass
Noah H. Glass Chief Executive Officer (Principal Executive Officer)